SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ ]
[ ]     Preliminary Proxy Statement
[ ] Confidential , for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              READ-RITE CORPORATION
---------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          APPLIED MAGNETICS CORPORATION
---------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11

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        3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        4)   Proposed maximum aggregate value of transaction:
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        5)   Total fee paid:
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



[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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

This slide presentation is neither an offer to exchange nor a solicitation of an offer to exchange shares of common stock of Read-Rite Corporation ("Read-Rite"). This document contains certain forward looking statements with respect to the financial condition, results of operations and business of Applied Magnetics and, assuming the consummation of the proposed business combination, a combined Applied Magnetics/Read-Rite corporation. In addition, the ability of Applied Magnetics to realize increases in operating income resulting from potential cost savings is also subject to the following uncertainties, among others: (a) the ability to integrate the Applied Magnetics and Read-Rite management and R&D and operations functions on a timely basis; and (b) the ability to eliminate duplicative functions while maintaining acceptable performance levels. Further information on other factors which could affect the financial results of the combined company after the proposed business combination and the conditions of the proposed offer is included in filings by Applied Magnetics with the Securities and Exchange Commission (the "Commission"), including a registration statement on Form S-4 filed with the Commission on February 24, 1997, and the Commission filings incorporated by reference therein.

Applied Magnetics and certain other persons named below may solicit proxies or consents to (i) remove all six of the present members of the Board of Directors of Read-Rite (the "Read-Rite Board") and any person or persons elected or designated by any of such directors to fill any vacancy or newly created directorship; (ii) amend Section 3.2 of Article III of Read-Rite's By-laws
(the "Read-Rite By-laws") to fix the number of directors of Read-Rite at two;
(iii) elect two nominees of Applied Magnetics as directors of Read-Rite; and
(iv) repeal each provision of the Read-Rite By-laws or amendments thereto adopted subsequent to December 20, 1996 and prior to the effectiveness of any of the foregoing proposals. The participants in this solicitation may include Applied Magnetics; the directors of Applied Magnetics (Craig D. Crisman,
Harold R. Frank, Herbert M. Dwight, Jr., Dr. R.C. Mercure, Jr. and Jerry E. Goldress); the following executive officers or employees of Applied Magnetics (Peter Altavilla, Paul Frank and Steve Beal).

As of the date of this communication, Applied Magnetics is the owner of 200 shares of Read-Rite Common Stock ("Shares"). Other than as set forth herein, as of the date of the communication, neither Applied Magnetics nor any of its directors, executive officers or other representatives or employees of Applied Magnetics, or other persons known to Applied Magnetics, who may solicit proxies or consents has any securities holdings in Read-Rite. Applied Magnetics disclaims beneficial ownership of any securities of Read-Rite held by any pension plan or other employee benefit plan of Applied Magnetics or by any affiliate of Applied Magnetics. Applied Magnetics further disclaims beneficial ownership of any securities of Read-Rite held by Applied Magnetics or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

Applied Magnetics has retained Gleacher NatWest, Inc. ("Gleacher NatWest") and Montgomery Securities as its financial advisors in connection with the proposed transaction with Read-Rite. Although Gleacher NatWest and Montgomery Securities do not admit that they or any of their directors, officers, employees of affiliates are a "participant", as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, or that such Schedule 14A requires the disclosure of certain information concerning Gleacher NatWest or Montgomery Securities, Gleacher NatWest and Montgomery Securities may assist Applied Magnetics in this solicitation. Gleacher NatWest and Montgomery Securities engage in a full range of investment banking services. As of the most recent practicable date prior to the date hereof as such information was available, neither Gleacher NatWest nor Montgomery Securities held any Shares. At the close of business on February 27, 1997, Montgomery Securities had a short position of 12,900 Shares. Each of Gleacher NatWest and Montgomery Securities disclaims beneficial ownership of any Shares held by such firm or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business. The following employees of Gleacher NatWest may assist Applied Magnetics in the above mentioned solicitation: Charles Phillips, John Huwiler and David Kerko. The following employees of Montgomery Securities may assist Applied Magnetics in this solicitation: Paul Fox, Peter Stoneberg, Harry Plant, David Locala and David DeRuff.

Except as disclosed above, to the knowledge of Applied Magnetics, none of Applied Magnetics, the directors or executive officers of Applied Magnetics, the employees or other representatives of Applied Magnetics has any interest, direct or indirect, by securities holding or otherwise, in Read-Rite.

-------------------------------------------------------------------------------
                                                       Planar Technology Group


                          Extending Inductive Recording
                            Through Planar Technology


                                 William C. Cain
                        Read-Rite Planar Technology Group


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                                       -1-

                              Why Extend Inductive
                                   Recording?
-------------------------------------------------------------------------------
                                                       Planar Technology Group

o     Ease of Integration into Current Desk Top Product Line

      - Utilize current media, channels and servo electronics

o     Extension of Established Technology

      - Industry historically extends existing technology to limits

o     Lower Cost than MR Heads

o     Head Suppliers and Drive Manufacturers not Ready for
      Complete Conversion to MR


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READ-RITE Corporation                                        W.Cain - IDEMA 97

                             Challenges to Extending
                                     Density
-------------------------------------------------------------------------------
                                                       Planar Technology Group


o      Magnetic Spacing

o      Writablity
      - Overwrite
      - NLTS

o      Trackwidth Trim and Control

o      Undershoot Reduction

o      Signal-to-Noise
      - Reduce R and L
      - Increase turns
      - Media moment thickness product (Mrt)


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                                       -3-

                       Magnetic Spacing vs. Linear Density
-------------------------------------------------------------------------------
                                                       Planar Technology Group


[Graph]                            [Legend]            SL = -54.6 (d/lambda)

[A chart describing the relationship between magnetic spacing and resulting signal loss at various linear densities ranging from 100Kfci to 350Kfci.]



              (Actual values of data points are not available.)



                                                d = magnetic spacing
                                                lambda = Recorded wave length



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READ-RITE Corporation                                        W.Cain - IDEMA 97

                             Issues of "Flying Low"
------------------------------------------------------------------------------
                                                       Planar Technology Group

o      As Fly Height is Reduced Contact with Disk is Inevitable
      - Intermittent contact
      - Prolonged "controlled" contact

o     Design for Pseudo-Contact
      - Head "flys" below glide height of media
      - Contact force is proportional to "interference"
      - Contact force is related to
            >>    Head Wear
            >>    Disk Wear

      - Low pitch, stiff bearing
      - High pitch, low stiffness bearing




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                                       -5-

                           Pseudo Contact ABS Designs
------------------------------------------------------------------------------
                                                       Planar Technology Group



Machined Tripad                                                 Shinto SPS ABS


[Illustration]                                            [Illustration]





[Two photos of Read-Rite's Air bearing surfaces. The first a machined tri-pad design and the second a newer etched "Shinto" air bearing surface.]






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READ-RITE Corporation                                        W.Cain - IDEMA 97

                           TriPad Cumulative Shipments
------------------------------------------------------------------------------
                                                       Planar Technology Group



                                    [Graph]




[A graph showing the cumulative life to date unit shipments of the Read-Rite TriPad totaling some 45-50 million hga's shipped over four capacity generations, spanning 1995 to 1997.]

              (Actual values of data points are not available.)




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READ-RITE Corporation                                        W.Cain - IDEMA 97

                          Contact Force vs. CSS Cycles
------------------------------------------------------------------------------
                                                       Planar Technology Group




                                  [Bar Graph]            [Legend to Bar Graph]





[A bar graph depicting the relationship between contact force vs number of start stop cycles. It shows that the more cycles the ABS sees the lower the contact force on the disk.]

              (Actual values of data points are not available.)




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                                       -8-

                          Fly Height Profile vs Design
------------------------------------------------------------------------------
                                                       Planar Technology Group




                                    [Graph]






[A line graph comparing the relative flying height profiles at various radii on a disk between the tripad, the Shinto and the Reno(pico) air bearing designs.]

              (Actual values of data points are not available.)





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                                       -9-

                              TriPad Wear Mechanism
------------------------------------------------------------------------------
                                                       Planar Technology Group





[Diagram]                                 [Diagram]

                              Large Interference Height Between Flying Height and Glide Height



[Diagram]                                 [Diagram]

                              After Operation; Disk Burnished; Interference Height Reduced; Contact Force Decreased; Contact Area Increased

[A pictoral explanation of the phenomena observed in the previous graph entitled "Contact Force vs. CSS Cycles" involving an explanation as to why contact force would be expected to decrease with the number of start stop cycles.]





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READ-RITE Corporation                                        W.Cain - IDEMA 97

                             Pseudo Contact Results
------------------------------------------------------------------------------
                                                       Planar Technology Group


o      Tripad is "in situ" burnishing head.

o      Asymptotic to "zero" wear in ~ 2000 seek cycles.

o      Asymptotic wear depth on typical Tripad ~ 15 nm (0.6u").

o      Burnishes disk asperities ~ 5nm (0.2u").

o Tripad becomes "zero interference" flying head after burnishing completed.

o      Reliability better than "flying heads".

o      Field return of HDD's less than "flying" head HDD's.

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                                      -11-

                          High Moment Material Near Gap
------------------------------------------------------------------------------
                                                       Planar Technology Group







                                   [Diagram]



[A cross section of a standard 3 layer thin film inductive head with the addition of a layer of sputtered high moment magnetic material (CoZrTa) below the upper pole piece (P2).]




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                                      -12-

                        Pole Trim & Undershoot Reduction
------------------------------------------------------------------------------
                                                       Planar Technology Group





[Diagram]               [Diagram]         [Diagram]               [Diagram]





[Photographs of various track-trimming and pole shaping configurations and depictions of resulting isolated pulses.]






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READ-RITE Corporation                                        W.Cain - IDEMA 97

                        Cross-Sections of Thin Film Heads
------------------------------------------------------------------------------
                                                       Planar Technology Group






Standard Thin Film Head                   Planar Head



[Diagram]                                       [Diagram]

[Cross sections comparing the differences between a conventional thin film inductive head and a planar inductive head.]

              (Actual values of data points are not available.)





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                                      -14-

                          Wafer Level Layout Comparison
------------------------------------------------------------------------------
                                                       Planar Technology Group



STANDARD TFH                                    PLANAR TFH

[Diagram]                                       [Diagram]

[A sketch illustrating the fact that the airbearing of a planar device is on the horizontal plane of the wafer as opposed to the airbearing of a conventional thin film inductive head which is on the vertical plane of the wafer.]





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                                      -15-

                         Technical Advantages of Planar
------------------------------------------------------------------------------
                                                       Planar Technology Group


o      Planarization in Wafer Process Simplifies Linewidth Control

o      Allows "split-coil" for Low Inductance per Turn
      - Improved Signal-to-Noise
      - Faster write rise time

o      Wafer Level Defined ABS Pattern

o      Undershoot Reduction and Track Trim at Wafer Level
      - Eliminates row processing in slider fab

o      Extension of Inductive Technology






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                                      -16-

                             747 System Performance
------------------------------------------------------------------------------
                                                       Planar Technology Group




[Diagram]                                             [Graph]




  1000 Mbit/square inch (7520 TPI/133 KBPI) using (0,4) PRML at a 98 Mbit/s data rate



[A graph and accompanying illustration describing the offtrack performance of the 1 gigabit per square inch planar head, using a standard characterization technique called the 747 curve.]

              (Actual values of data points are not available.)




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                                      -17-

                         1 Gbit/square inch Planar Head
------------------------------------------------------------------------------
                                                       Planar Technology Group



o     Isolated Pulse Response

[Diagram]                                 o     Head Design

                                                42 Turns
                                                2.8 micron Track Width
                                                0.2 micron Gap Width
                                                450 nH Inductance
                                                35 ohms Resistance

o     Parametrics at 18 m/s (715 ips)     o     Media Parameters

   LF TAA = 248 micro volt   HF TAA = 123 micro volt   Mrt = 1.8 memu/square
                                                                  centimeter
   PW50 = 11.8 micro inch    Overwrite = 27 dB          Hc = 2200 Oe
   NLTS = -18 dB             ACOV = 1.9 %              COC = 10 nm

                                          o     System Parameters
                                                Data Rate = 98 Mbit/sec
                                                Linear Density = 133 KBPI
                                                               = 150 KFCI



[A picture of the isolated pulse of a planar head under a given set of operating conditions and describing expected head performance in terms of amplitude, PW50, NLTS, Overwrite and COV at an areal density of 1 gigabit per square inch.]




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                                    -18-

                    1 Gbit/square inch Product Specification
------------------------------------------------------------------------------
                                                       Planar Technology Group



o      Pico Pseudo-contact Air Bearing
      - SPS, center pad
      - 0.8 micro inch, altitude insensitive design

o      5200-5400 RPM, 3.5" Disk

o      7500-7600 TPI
      - Wafer trimmed ~ 2.9 micron Trackwidth

o      133-140 KBPI
      - 0.2-0.22 micron gap thickness
      - NiFe pole tips

o      Two-layer, 42 turn (3.25 micron pitch) planar structure
      - 450 nH, 32 ohms


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                                    -19-

                              Planar Pole Geometry
------------------------------------------------------------------------------
                                                       Planar Technology Group




                                   [Diagram]




[An artist's conception of the pole and coil structure geometries of a planar head.]





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                                    -20-

                            Areal Density Roadmap
------------------------------------------------------------------------------
                                                       Planar Technology Group



This is a graph of areal density (in megabits per square inch) vs. Time (spanning the years 1995-2000), comparing historical and projected areal density performance points for conventional inductive, planar inductive and magnetoresistive heads.






              (Actual values of data points are not available.)





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                                    -21-

                                     Summary
------------------------------------------------------------------------------
                                                       Planar Technology Group


o      Inductive Technology Will Extend Beyond 1 Gbit/square inch

o      This Requires Design Improvements

      - Pseudo contact ABS designs
      - Reduced Inductance for better write and SNR
      - Track trimmed poles
      - Undershoot reduction
      - High moment pole materials

o     Planar Technology Offers a Manufacturable Solution

      - Split-coil lowers inductance and improves SNR
      - In-process planarization allows for more aggressive coil pitch and better trackwidth control
      - Double sided undershoot reduction is accomplished at wafer level



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                                    -22-